Exhibit 99.1

Exhibit 99.1

2011 Deutsche Bank

Financial Services Roundtable

June 8, 2011

David Turner

Chief Financial Officer

Why Regions?

Strong Southeastern United States footprint

Experienced management

Comprehensive line of product offerings

Exceptional service quality

Leading brand favorability

Strong capital, reserves and liquidity

Regional Bank Focused in the Southeast United States

HQ: Birmingham, AL Associates: 27,557 Assets: $132B Loans: $81B Deposits: $96B Branches: 1,770 Morgan Keegan Offices: 319 Insurance Offices: 30 ATMs: 2,141 Market Cap: $9.1B*

Ranked 4th or Better in Market Share Targeted Growth Areas

As of May 17, 2011

Our primary focus is returning to sustainable profitability through disciplined execution of our strategic priorities

Focus on the Customer

Drive Financial Performance

Build for Our Future

Execute with Excellence

Comprehensive and Diversified Line of Product Offerings

Diverse Range of Lending Products

Total Revenue ~$6.5 B (1)

Non-Interest Income

Commercial:

– Small and mid-sized C&I lending

– CRE

– Equipment Finance

Consumer:

– Mortgage

– Home Equity

– Direct Lending

– Indirect Auto

Non-Interest Income Drivers: ?Morgan Keegan:

– 1,200 financial advisors

– Customer and trust AUM of $163B

– Strong performance in equity and debt underwriting fees

?Deposit Service Charges:

– Migration to fee based accounts

– Growth in debit / ATM fees

?Mortgage Income:

– Mortgage production remains

strong (2010 was 2nd best year)

1. 2010 total revenue excludes gains on securities and leveraged lease terminations of $394 million and $78 million, respectively.

Quality Loans Key to Profitable Growth

Portfolio Mix*

Business Services

› Focused on middle market & small business

› Represents over 80% of Business Services Revenue

› Broad based middle-market commercial loan growth across footprint and industries

› 65% of areas experienced growth in 1Q11

› C&I line utilization rates improved 140 bps linked quarter

Consumer Services

› Growing consumer loans to achieve a more balanced portfolio

› Consumer loan growth will be fueled by new businesses as well as growth in existing businesses

› Loan production in mortgage portfolio was 2nd largest ever

› Indirect auto lending production increased from $143 million in 4Q10 to $255 million in 1Q11

*Ending Balances

Forward-Looking Statements

›This presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a "safe harbor" for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

- The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
- The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program ("TARP") until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions' ability to attract and retain talented executives and associates.
- Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
- Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
- Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions, including unemployment levels.
- Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
- Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
- The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
- Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
- Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
- Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
- Regions' ability to keep pace with technological changes.
- Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
- Regions' ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
- The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
- The effects of increased competition from both banks and non-banks.
- The effects of geopolitical instability and risks such as terrorist attacks.
- Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
- The effects of weather and natural disasters such as floods, droughts , wind, tornadoes and hurricanes, and the effects of man-made disasters.
- Possible downgrades in ratings issued by rating agencies.
- Potential dilution of holders of shares of Regions' common stock resulting from the U.S. Treasury's investment in TARP.
- Possible changes in the speed of loan prepayments by Regions' customers and loan origination or sales volumes.
- Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
- The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
- Regions' ability to receive dividends from its subsidiaries.
- The effects of the failure of any component of Regions' business infrastructure which is provided by a third party.
- Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
- The effects of any damage to Regions' reputation resulting from developments related to any of the items identified above.

›The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions "Forward-Looking Statements" and "Risk Factors" in Regions' Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as on file with the Securities and Exchange Commission.

›.The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

REGIONS |